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                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 2005
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                          HARBOR BANKSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


              Maryland                  0-20990                52-1786341
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(State or other jurisdiction       (Commission file           (IRS Employer
of incorporation)                       number)          Identification Number)


25 W. Fayette Street, Baltimore, Maryland      21201
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 528-1800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01 Regulation FD Disclosure.

On August 10, 2005, Harbor Bank of Maryland, the wholly-owned subsidiary of Harbor Bankshares Corporation, announced that it had agreed to acquire a branch in Randallstown, Maryland and certain related deposits and assets from Susquehanna Bank. Harbor Bank intends to relocate an existing branch to this new site. The acquisition is subject to regulatory approval, which is expected within the next two months. Harbor Bank also announced that it plans to open a branch in the University of Maryland's new biotechnology park.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits. None


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Harbor Bankshares Corporation

                                        By   /s/ Teodoro J. Hernandez
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                                             Teodoro J. Hernandez
                                             Treasurer

Dated: August 11, 2005